UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 31, 1996



                           PACIFIC FOREST CORPORATION
                        (Formerly Zeus Enterprises, Inc.)
             (Exact name of registrant as specified in its charter)



          NEVADA                     33-55254-14                  87-0438451
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



          1800 EAST SAHARA, SUITE 107
          LAS VEGAS, NEVADA                                       89104
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (702) 792-7479








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ITEM 1.  Changes in Control of Registrant.

                  Sale of Controlling Interest by Principal Shareholders:

                  On May 31, 1996, Dalpran Pty Limited, Bangold Pty Limited, Chancellor Investments AVV, Beleggings Maatschapij Groeigarant AVV, Elis Juju, Lee Meier, Steve Guarino, and Roger Tichenor acquired 742,800 shares of PACIFIC FOREST CORPORATION, formerly Zeus Enterprises, Inc. ("the Company") common stock from Capital General Corporation, David Yeaman and Krista Nielson for a total purchase price of $125,000.

                  In connection with the closing of the stock purchase and change of control, Neil Alan Green was elected as President and Director, and David Spenser Stevens was elected as Secretary/Treasurer and Director; and concurrently with such elections, David Yeaman and Krista Nielson resigned as officers and directors of the Company, resulting in effective control of the Company passing to the new board of directors. No material relationship existed or now exists, between any former director, officer or affiliate of either the Company or any of the new shareholders.

                  The table below sets forth the percentage of voting securities of the Company now beneficially owned by controlling shareholders, officers and directors:

                                      Number of Shares        Percent of
Owner                                Beneficially Owned    Voting Securities

Chancellor Investments AVV                 250,000               22.7%
Yeaman Enterprises, Inc.                   192,000               17.5%
Beleggings Maatschapij
     Groeigarant AVV                       100,000                9.1%
Steve Guarino                              100,000                9.1%
Roger Tichenor                             100,000                9.1%
Elis Juju                                   62,000                5.6%
Dalpran Pty Ltd                             60,800                5.5%

All Officers and Directors*                300,000              27.27%

*Includes 250,000 shares beneficially owned by Chancellor Investments AVV and 50,000 shares beneficially owned by Bangold Pty Limited. Chancellor Investments AVV is a wholly owned subsidiary of Chancellor Group, Inc. Neil Green and David Stevens, officers and directors of the Company, are also officers and directors of Chancellor Group, Inc. Bangold Pty Limited is beneficially owned by Neil Green, the Company's president.


ITEM 5.  Other Events.

         Effective May 31, 1996, pursuant to written action adopted unanimously by the Board of Directors and a majority of the shareholders, the Company changed its name to PACIFIC FOREST CORPORATION.




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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PACIFIC FOREST CORPORATION



Dated: May 31, 1996                         By:   s\Neil Alan Green
                                                  --------------------
                                                   Neil Alan Green, President
                                                        and Director



Dated: May 31, 1996                         By:   s\David Spenser Stevens
                                                  --------------------------
                                                  David Spenser Stevens,
                                                   Secretary and Director